UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2011

VOICESERVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51882	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Grosvenor House, 1 High Street Middlesex HA8 7TA England
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44-208-136-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 5, 2011, Voiceserve, Inc. issued a press release announcing its results of operations and financial condition for the fourth fiscal quarter and year ended March 31, 2011 and discussing its earnings guidance for the fiscal year ending March 31, 2012.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits

Exhibit Number	Description
99.1	Press Release issued July 5, 2011 regarding financial results for the fourth fiscal quarter and year ended March 31, 2011 and discussing earnings guidance for the fiscal year ending March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VOICESERVE, INC.

Date: July 6, 2011	By:	/s/ Michael Bibelman
Michael Bibelman Chief Executive Officer